UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2007 (July 23, 2007)

Date of Report (Date of earliest event reported)

EGPI FIRECREEK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32507	88-0345961
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6564 Smoke Tree Lane Scottsdale, AZ 85253
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (480) 948-6581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

ON July 23, 2007, EGPI Firecreek, Inc. (“EGPI” or the “Company”) received notice from the Secretary of State of Texas that Hickman Investments, Ltd. (“Hickman”) filed a Plaintiff’s First Amended Orginal Petition against Fircreek Petroleum, Inc. (“FPI”), the Company’s wholly-owned subsidiary, in Tarrant County, Texas (Cause No. 06-048109-3) seeking judgment against FPI for breach of lease, foreclosure of Hickman’s liens on FPI’s property, attorney’s fees, cost of court, pre-judgment interest, and interest on the judgment from date until paid (the “Hickman Petition”).

The Company  strongly  believes  that the Hickman Petition  is wholly  unmeritorious  and  procedurally  flawed. The Company will vigorously challenge and defend against all claims contained in the Hickman Petition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

July 26, 2007		EGPI FIRECREEK, INC.
(formerly Energy Producers, Inc.)

	By:	/s/ Dennis R. Alexander
Dennis R. Alexander
Chairman and Chief Financial Officer